TARGET PORTFOLIO TRUST

Small Capitalization Value Portfolio

Supplement dated December 6, 2013 to the Prospectus, Summary Prospectus, and Statement of Additional Information dated February 15, 2013

At a recent meeting of the Board of Trustees of the Target Portfolio Trust (the Board), the Board approved (1) the offering of Class A shares on or about late February 2014 by the Small Capitalization Portfolio, and (2) the addition of Sterling Capital Management LLC (Sterling Capital) as an additional subadviser for the Small Capitalization Value Portfolio of Target Portfolio Trust (the Small Capitalization Value Portfolio). The addition of Sterling Capital as a subadviser is expected to occur on or about January 15, 2014. The Small Capitalization Value Portfolio’s current subadvisers, EARNEST Partners LLC, J.P. Morgan Investment Management, Inc., Lee Munder Capital Group LLC, NFJ Investment Group L.P., and Vaughan Nelson Investment Management L.P., will continue as subadvisers for the Small Capitalization Value Portfolio.

This supplement amends the Prospectus, Summary Prospectus, and Statement of Additional Information of the Small Capitalization Value Portfolio and is in addition to any existing supplement to the Small Capitalization Value Portfolio’s Prospectus, Summary Prospectus, and/or Statement of Additional Information.

1.	In the Prospectus section entitled “Summary: Small Capitalization Value Portfolio – Management of the Portfolio” and in the Summary Prospectus under the heading “Management of the Portfolio,” the following is added to the chart:
Subadviser	Portfolio Managers	Title	Service Date
Sterling Capital Management LLC	Robert W. Bridges, CFA	Portfolio Manager	January 2014
	Robert O. Weller, CFA	Portfolio Manager	January 2014

2.	In the Prospectus, in the section entitled “How the Trust is Managed – Investment Subadvisers – Small Cap Value Portfolio” the first paragraph is deleted in its entirety and replaced with the following:

EARNEST Partners, LLC (EARNEST Partners), NFJ Investment Group, LLC (NFJ), Lee Munder Capital Group, LLC (LMCG), J.P. Morgan Investment Management, Inc. (J.P. Morgan), Vaughan Nelson Investment Management, LP (Vaughan Nelson), and Sterling Capital Management LLC (Sterling Capital) are the subadvisers for the Small Cap Value Portfolio.

3.	In the Prospectus, in the section entitled “How the Trust is Managed – Investment Subadvisers – Small Cap Value Portfolio,” the following is added in order to reflect the changes described above:

Sterling Capital Management LLC (“Sterling Capital”) located at Two Morrocroft Centre, 4064 Colony Road, Suite 300, Charlotte, NC 28211, is a North Carolina limited liability company and an independently managed subsidiary of BB&T Corporation. Sterling Capital has provided investment management services to corporations, pension and profit sharing plans, trusts, estates and other institutions and individuals since 1970. As of September 30, 2013, Sterling Capital had approximately $44 billion in assets under management.

4.	In the Prospectus, in the section entitled “How the Trust is Managed – Portfolio Managers – Small Cap Value Portfolio,” the following is added in order to reflect the changes described above:

Sterling Capital

The portfolio managers responsible for day-to-day management of the portion of the Portfolio managed by Sterling Capital are Robert W. Bridges, CFA and Robert O. Weller, CFA.

Robert W. Bridges, CFA, Director, Portfolio Manager

Mr. Bridges joined Sterling Capital Management in 1996 and became a part of the Equity team in 2000. He serves as co-head of the Behavioral Finance Equity group and has over a decade of experience as a Senior Analyst supporting the firm’s fundamentally driven portfolios. Mr. Bridges has investment experience since 1990. Prior to joining Sterling Capital, he worked as a research analyst and investment committee member at Bridges Investment Counsel. Mr. Bridges is a graduate of Wake Forest University where he received his BS in Business. He is a CFA charterholder.

Robert O. Weller, CFA, Director, Portfolio Manager

Mr. Weller joined Sterling Capital Management in 2012 as co-head of the Behavioral Finance Equity group at the firm. Prior, he joined JPMorgan in 1997 and was one of the founding members of the U.S. based Large Cap, Mid Cap and Multi Cap Behavioral Finance strategies in 2003 at JPMorgan Investment Management. He started his career at Legg Mason Wood Walker in 1996. Mr. Weller is a graduate of Loyola University Maryland where he received his BBA in Finance. He is a CFA charterholder.

5.	In Part I of the SAI, in the section entitled “Management and Advisory Arrangements – Subadvisory Arrangements,” the table entitled “Subadvisers and Subadvisory Fee Rates is amended as follows in order to reflect the changes described above:
Portfolio Name	Subadviser	Fee Rate
Small Capitalization Value	Sterling Capital Management LLC	0.40%

6.	In Part I of the SAI, in the section entitled “Management and Advisory Arrangements – Additional Information About Portfolio Managers – Other Accounts and Ownership of Fund Securities,” the tables are amended by adding reference to Sterling Capital as follows:
Small Capitalization Value (as of 10/31/13)
Subadvisers	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
Sterling Capital Management LLC	Robert O. Weller	2/$337 million	None	3/$6.1 million	None
	Robert W. Bridges	2/$337 million	None	3/$6.1 million	None

7.	In Part I of the SAI, the section entitled “Management and Advisory Arrangements – Additional Information About the Portfolio Managers – Compensation and Conflicts of Interest” is amended by adding reference to Sterling Capital as follows:

Compensation

Sterling’s incentive compensation plan links employees to performance standards for portfolio management, marketing, and client service and is based on the individual meeting or exceeding individual performance goals. Relative performance goals for investment professionals are based on market indices and manager universes. The investment teams receive a base salary plus bonus compensation. The bonus is based on each individual’s actual performance contribution (attribution) to the portfolio and on the group’s overall performance versus a universe of managers. Performance results are evaluated annually and on a three-year rolling basis. The plan is designed to motivate our investment professionals to provide exceptional long-term performance versus the benchmark and the peer group. Sterling does not compensate investment managers based on a percent of assets.

In addition to competitive salary, comprehensive benefits and incentive compensation, the firm relies on the additional incentive of profit sharing participation to help attract and retain its key professionals. Key professionals’ incentive structure may include profit sharing participation as determined by the management team. Profit sharing units are based on value added contributions to Sterling rather than tenure.

Conflicts of Interest

There are no known conflicts of interest that may arise between the portfolio managers’ management of the fund’s investments and investments in other accounts.

8.	In the SAI, the section entitled “Appendix I: Proxy Voting Policies of the Subadvisers” is amended by adding reference to Sterling Capital as follows:

Proxy Voting Policies and Procedures

Under Rule 206(4)-6, each registered adviser that exercises proxy voting authority over client securities is required to:

▪ Adopt and implement written policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interests of its clients. The procedures must describe how the adviser addresses material conflicts that may arise between the interests of the adviser and its clients;

▪ Disclose to clients how they may obtain information from the adviser about how the adviser voted their proxies; and

▪ Describe their proxy voting policies and procedures to clients (on Form ADV or elsewhere)

and, upon request, furnish a copy of the policies and procedures to the requesting client.

Recordkeeping - Rule 206(4)-6 and Rule 204-2

Sterling shall maintain the following materials for five years in an easily accessible place (the first two years in Sterling’s home office):

a) Sterling’s proxy voting policies and procedures;

b) Copies of proxy statements Sterling received for client securities;

c) Records of votes cast by Sterling (including by any third party provider that Sterling has engaged to cast votes) on behalf of any client;

d) Copies of all documents created by Sterling that were material to making a decision on how to vote proxies on behalf of a client or that memorializes the basis for that decision;

e) Copies of each written client request for information on how Sterling voted proxies on behalf of the client, and a copy of any written response by Sterling to any (written or oral)

client request for that information on behalf of the requesting client;

f) List of issuers that represent a potential or actual conflict of interest;

g) All other documents received from the Proxy Committee in fulfilling their responsibilities.

Sterling may satisfy requirements (b) and (c) above by relying on a third party to make and retain the relevant documents on Sterling’s behalf if Sterling first obtains an undertaking from the third party to provide a copy of the documents promptly upon request. Sterling may also satisfy the requirement of (b) above by relying on obtaining a copy of a proxy statement from the SEC’s EDGAR system.

Mutual funds and other registered management investment companies are required to disclose each year how they vote proxies relating to portfolio securities they hold. No later than August 31st of each year, a mutual fund must file with the SEC a report known as Form N-PX, containing the fund’s proxy voting record for the most recent 12-month period ended June 30th.

The proxy rules are contained in the SEC release available at http://www.sec.gov/rules/final/ia-2106.htm. Please refer to section XI. E- Other Regulatory Filings for more information on Form N-PX.

THE PROXY COMMITTEE

With respect to clients’ securities (including Sterling Capital Funds’ securities) for which Sterling has responsibility for voting proxies, the Proxy Committee has oversight of Sterling’s proxy voting process including the development and updating of Sterling’s proxy policies and procedures and Conflict of Interests List. The Committee may elect to engage (or terminate) the services of a third party provider to perform or assist with one or more functions including recordkeeping, vote submission and vote recommendations. The Committee has delegated the responsibility of overseeing the proxy voting process and recordkeeping to the Operations Manager. The firm’s Controller is responsible for maintaining the Business Relationship List. Sterling’s proxy voting guidelines are reviewed at least annually by the Proxy Committee.

PROXY VOTING GUIDELINES

Sterling votes proxies for securities that are traded on U.S. Exchanges. Sterling has adopted and implemented written proxy policies and procedures reasonably designed to ensure that proxies are voted solely in the best interest of clients and for the exclusive purpose of providing economic benefits to them. The policy includes procedures to resolve material conflicts of interests that may arise between Sterling and its clients.

Sterling’s Proxy Committee adopted Glass Lewis (“GL”) Proxy Guidelines, effective 1/1/2011.

The Guidelines enable Sterling to vote in a manner consistent with its fiduciary responsibility.

Proxy meetings are voted in accordance with the GL recommendations, unless overridden by the covering equity analyst or directed by a client. To the extent that an analyst reviews a given GL recommendation and determines that the best interests of Sterling’s clients who hold the security would likely be better served by rejecting the GL recommendation, the analyst shall promptly notify the Proxy Committee and provide copies of all documents that memorialize the basis for the decision. The Operations Manager, or designee, will submit the analyst’s recommendation with respect to all shares for which Sterling has responsibility for voting proxies. The Operations

Manager, or designee, will file the documentation submitted by the analyst used in the decisions making process.

CONFLICTS OF INTEREST

In some circumstances, an issuer’s proxy may present an actual or potential conflict of interest between Sterling and a client holding securities of the issuer. As stated above, it is Sterling’s policy that all proxies for a client’s securities are voted strictly with the best interest of the client.

The Proxy Committee will maintain a list of issuers with which Sterling has such a relationship that proxies presented with respect to such issuers may give rise to a material conflict of interest.

Examples include BB&T Corporation, Sterling Capital Funds and any other company that has a material business relationship with Sterling. If an issuer on the conflict of interest list issues a proxy the proxy will be voted according to the GL recommendation and may not be overridden.

PROVIDING INFORMATION REGARDING PROXY VOTING POLICIES &

PROCEDURES

Upon opening any new client account, the client will be provided a copy of Sterling’s Form ADV2 which includes a summary of Sterling’s Proxy Voting Policies and Procedures. The summary indicates that a copy of the full policies and procedures is available upon request and includes instructions for obtaining information regarding how the clients’ proxies were voted.

Clients may obtain a copy of Sterling’s proxy policies and procedures and/or a report summarizing how the client’s securities were voted by contacting Chief Compliance Officer at

scmcompliance@sterling-capital.com

PROXY VOTING FOR NEW/TRANSFER-IN-KIND

When Sterling takes over management of a portfolio, the existing securities in the portfolio are sold. However, if the client was a shareholder of record on the execution date, Sterling may receive proxies for these securities. In these instances, Sterling may not vote such proxies. Proxies for companies that are no longer held in a client’s portfolio have no economic value. Sterling feels that the cost of voting these proxies outweighs any possible benefit to the client.

SECURITIES LENDING BY CLIENT

If a client lends securities, Sterling will vote the securities’ shares as reported to Broadridge by the client’s custodian.

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